                             LETTER OF TRANSMITTAL
                                 RIDDELL SPORTS
                               OFFER TO EXCHANGE
                         10 1/2% SENIOR NOTES DUE 2007,
                           WHICH HAVE BEEN REGISTERED
    UNDER THE SECURITIES ACT OF 1933, AS AMENDED FOR ANY AND ALL OUTSTANDING
                         10 1/2% SENIOR NOTES DUE 2007,
                PURSUANT TO THE PROSPECTUS, DATED AUGUST 7, 1997

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
         SEPTEMBER 9, 1997, UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO 5.00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE.

                Delivery To: Marine Midland Bank, Exchange Agent

             By Mail, Overnight Courier or Hand:                                  By Facsimile in New York:
                     Marine Midland Bank                                                (212) 658-2292
                    140 Broadway, Level A
                New York, New York 10005-1180                                       Confirm by Telephone:
            Attention: Corporate Trust Operations                                       (212) 658-5931

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated August 7, 1997 (the 'Prospectus'), of Riddell Sports Inc., a Delaware corporation (the 'Company'), and this Letter of Transmittal (the 'Letter'), which together constitute the Company's offer (the 'Exchange Offer') to exchange an aggregate principal amount of up to $115,000,000 of its 10 1/2% Senior Notes due 2007, which have been registered under the Securities Act of 1933, as amended (the 'New Senior Notes'), of the Company for a like principal amount of the issued and outstanding 10 1/2% Senior Notes due 2007 (the 'Old Senior Notes') of the Company from the holders thereof.

     For each Old Senior Note accepted for exchange, the holder of such Old Senior Note will receive a New Senior Note having a principal amount equal to that of the surrendered Old Senior Note. The New Senior Notes will bear interest from the most recent date to which interest has been paid on the Old Senior Notes or, if no interest has been paid on the Old Senior Notes, from June 19, 1997. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer registered holders of New Senior Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from June 19, 1997. If, however, the relevant record date for interest payment occurs prior to the consummation of the Exchange Offer registered holders of Old Senior Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from June 19,

1997. Old Senior Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, except as set forth in the immediately preceding sentence. Holders of Old Senior Notes whose Old Senior Notes are accepted for exchange will not receive any payment in respect of interest on such Old Senior Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Old Senior Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Senior Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Exchange Offer--Book-Entry Transfer' section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders of Old Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Senior Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a 'Book-Entry Confirmation') and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Senior Notes according to the guaranteed delivery procedures set forth in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Senior Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Senior Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF OLD SENIOR NOTES                                   1             2             3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AGGREGATE
                                                                                                      PRINCIPAL
                                                                                                      AMOUNT OF     PRINCIPAL
                  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                      CERTIFICATE   OLD SENIOR      AMOUNT
                             (PLEASE FILL IN, IF BLANK)                                NUMBER(S)*      NOTE(S)     TENDERED**
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       ------------- ------------- ----------------

                                                                                       ------------- ------------- ----------------

                                                                                       ------------- ------------- ----------------

                                                                                       ------------- ------------- ----------------


                                                                                       ------------- ------------- ----------------
                                                                                          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 *NEED NOT BE COMPLETED IF OLD SENIOR NOTES ARE BEING TENDERED BY
  BOOK-ENTRY TRANSFER.
**UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE
  TENDERED ALL OF THE OLD SENIOR NOTES REPRESENTED BY THE OLD SENIOR NOTES
  INDICATED IN COLUMN 2. SEE INSTRUCTION 2. OLD SENIOR NOTES TENDERED HEREBY
  MUST BE IN DENOMINATIONS OF PRINCIPAL AMOUNT OF $1,000 AND ANY INTEGRAL
  MULTIPLE THEREOF. SEE INSTRUCTION 1.
-----------------------------------------------------------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number ___________               Transaction Code Number ___________

    By crediting Old Senior Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ('ATOP') and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Old Senior Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Senior Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

/ / CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Widow Ticket Number (if any) _______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Date of Institution which guaranteed delivery ______________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number ___________               Transaction Code Number ___________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


    Name: ______________________________________________________________________
    Address: ___________________________________________________________________
             ___________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Senior Notes. If the undersigned is a broker-dealer that will receive New Senior Notes for its own account in exchange for Old Senior Notes, it represents that the Old Senior Notes to be exchanged for New Senior Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act of 1933, as amended.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Senior Notes acquired in exchange for Old Senior Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Notes, whether or not such person is the undersigned, that neither the holder of such Old Senior Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Senior Notes and that neither the holder of such Old Senior Notes nor any such other person is an 'affiliate,' as defined in Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act'), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the 'SEC'), as set forth in no-action letters issued to third parties, that the New Senior Notes issued in exchange for the Old Senior Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an 'affiliate' of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Senior Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Senior Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Notes and has no arrangement or understanding to participate in a distribution of New Senior Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Senior Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Senior Notes for its own account in exchange for Old Senior Notes, it represents that the Old Senior Notes to be exchanged for the New Senior Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in 'The Exchange Offer--Withdrawal Rights' section of the Prospectus.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, please deliver the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Senior Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, please send the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Old Senior Notes.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF OLD SENIOR NOTES' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR NOTES AS SET FORTH IN SUCH BOX ABOVE.

                        SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)


    To be completed ONLY if certificates for Old Senior Notes not exchanged and/or New Senior Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Senior Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Senior Notes and/or Old Senior Notes to:

Name(s)  .............................................
                 (PLEASE TYPE OR PRINT)

 .....................................................
                 (PLEASE TYPE OR PRINT)

Address  .............................................

 .....................................................
                                            (ZIP CODE)

            (COMPLETE SUBSTITUTE FORM W-9)

/ / Credit unexchanged Old Senior Notes delivered by
    book-entry transfer to the Book-Entry Transfer
    Facility account set forth below.
     .................................................
                (Book-Entry Transfer Facility
                Account Number, if applicable)

                        SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates for Old Senior Notes not exchanged and/or New Senior Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled 'Description of Old Senior Notes' on this Letter above.

Mail: New Senior Notes and/or Old Senior Notes to:

Name(s)  .............................................
                 (PLEASE TYPE OR PRINT)

 .....................................................
                 (PLEASE TYPE OR PRINT)

Address  .............................................

 .....................................................
                                            (ZIP CODE)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU

HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SENIOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
         (Complete Accompanying Substitute Form W-9 on reverse side)

Dated:  ................................................................. , 1997
x    ................................    ................................ , 1997
x    ................................    ................................ , 1997
           Signature(s) of Owner                        Date

         Area Code and Telephone Number  ............................

    If a holder is tendering any Old Senior Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Senior Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):  .....................................................................

 ..............................................................................
                            (Please Type or Print)

Capacity:  ....................................................................

Address:  .....................................................................

 ..............................................................................
                             (Including Zip Code)

                             SIGNATURE GUARANTEE
                        (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:  .....................................................
                            (Authorized Signature)

 ..............................................................................
                                   (Title)

 ..............................................................................
                               (Name and Firm)

Dated:  .................................................................., 1996

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
 10 1/2% SENIOR NOTES DUE 2007 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                                  ACT OF 1933,
                    AS AMENDED, FOR ANY AND ALL OUTSTANDING
              10 1/2% SENIOR NOTES DUE 2007 OF RIDDELL SPORTS INC.

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange Offer--Book-Entry Transfer' section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Old Senior Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Senior Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term 'Agent's Message' means a message, transmitted to the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering Participant that such Participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such Participant.

     Noteholders whose certificates for Old Senior Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Senior Notes pursuant to the guaranteed delivery procedures set forth in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Senior Notes and the amount of Old Senior Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ('NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Senior Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.


     The method of delivery of this Letter, the Old Senior Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Senior Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See 'The Exchange Offer' section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Senior Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Senior Notes to be tendered in the box above entitled 'Description of Old Senior Notes--Principal Amount Tendered.' A reissued certificate representing the balance of nontendered Old Senior Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD SENIOR NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Senior Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Senior Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Senior Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Senior Notes are to be issued, or any untendered Old Senior Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.


     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD SENIOR NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN 'ELIGIBLE INSTITUTION').

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD SENIOR NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD SENIOR NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH OLD SENIOR NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED 'SPECIAL ISSUANCE INSTRUCTIONS' OR 'SPECIAL DELIVERY INSTRUCTIONS' ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Senior Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Senior Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Senior Notes by book-entry transfer may request that Old Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Senior Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Senior Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ('TIN') on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Senior Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the 'W-9 Guidelines') for additional instructions.

     To prevent backup withholding, each tendering holder of Old Senior Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Senior Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Senior Notes are in more than one name or are not in the name of the actual owner, such holder should consult the

W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write 'applied for' in lieu of its TIN. Note: Checking this box and writing 'applied for' on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Senior Notes to it or its order pursuant to the Exchange Offer. If however, New Senior Notes and/or substitute Old Senior Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Senior Notes tendered hereby, or if tendered Old Senior Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Senior Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD SENIOR NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Senior Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR NOTES.

     Any holder whose Old Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.  INCORPORATION OF LETTER OF TRANSMITTAL

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any Participant on behalf of itself and the beneficial owners of any Old Senior Notes so tendered.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                       PAYOR'S NAME: MARINE MIDLAND BANK

SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING                            TIN:_______________________________
DEPARTMENT OF THE TREASURY   BELOW.                                                                     SOCIAL SECURITY NUMBER OR
INTERNAL REVENUE SERVICE                                                                             EMPLOYER IDENTIFICATION NUMBER

                             PART 2--TIN APPLIED FOR / /
                             CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
PAYOR'S REQUEST FOR          (1) the number shown on this form is my correct Taxpayer Identification Number (or I am
TAXPAYER                         waiting for a number to be issued to me).
IDENTIFICATION NUMBER        (2) I am not subject to backup withholding either because: (a) I am exempt from backup
('TIN') AND                      withholding, or (b) I have not been notified by the Internal Revenue Service (the 'IRS')
CERTIFICATION                    that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                             (3) any other information provided on this form is true and correct.

                             SIGNATURE  ....................................   DATE  ....................................

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATLON NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_________________________________           _________________________________
         SIGNATURE                                         DATE